UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2011

JMP Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33448

Delaware	20-1450327
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

415-835-8900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2011, JMP Group Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The proxy statement and solicitation pertaining to the Annual Meeting were previously filed with the Securities and Exchange Commission. Shares eligible to vote were 22,083,967 at the record date of April 19, 2011. At the Annual Meeting, the stockholders voted upon (i) the election of nine nominees for the board of directors; (ii) an advisory vote on executive compensation; (iii) an advisory vote on the frequency of holding an advisory vote on executive compensation; (iv) approval of the Company’s Equity Incentive Plan, as amended and restated; (v) approval of Company’s Senior Executive Bonus Plan; and (vi) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The stockholders elected all nine directors to serve a one-year term until the next annual meeting of the stockholders; approved executive compensation; approved a 1 year frequency on holding an advisory vote on executive compensation; approved the Equity Incentive Plan and Senior Executive Bonus Plan; and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011.

The number of votes cast for or against and the number of withheld and total broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposal 1.	Election of Directors.

Nominee	For	Against	Withheld	Broker Non-Votes
Joseph A. Jolson	13,114,885	0	687,483	3,592,798
Craig R. Johnson	13,099,315	0	703,053	3,592,798
Mark L. Lehmann	12,237,289	0	1,565,079	3,592,798
Carter D. Mack	13,114,885	0	687,483	3,592,798
Glenn H. Tongue	13,567,578	0	234,790	3,592,798
Kenneth M. Karmin	13,567,578	0	234,790	3,592,798
H. Mark Lunenburg	13,587,082	0	215,286	3,592,798
David M. DiPietro	13,651,807	0	150,561	3,592,798
Jonathan M. Orszag	13,671,311	0	131,057	3,592,798

The following matters were approved by the votes indicated:

Proposal 2.	Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-votes
11,368,828	2,276,634	156,906	3,592,798

Proposal 3.	Advisory vote on frequency of holding an advisory vote on executive compensation.

1 Year	2 Year	3 Year	Abstain
11,775,216	983	1,869,336	156,833

Proposal 4.	Approve the Equity Incentive Plan, as amended and restated.

For	Against	Abstain	Broker Non-votes
12,435,575	1,359,356	7,437	3,592,798

Proposal 5.	Approve the Senior Executive Bonus Plan.

For	Against	Abstain	Broker Non-votes
12,721,685	837,659	243,024	3,592,798

Proposal 6.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-votes
17,362,753	25,448	6,965	*

*	Not applicable

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: June 7, 2011	By:	/s/ Janet L. Tarkoff
Janet L. Tarkoff
Chief Legal Officer and Secretary